Exhibit 10.04
May 6, 2015

The Valero Companies
One Valero Way
San Antonio, Texas 78249

LETTER AGREEMENT
Ladies and Gentlemen:

Reference is made to the Amendment and Restatement of Schedules to Amended and Restated Omnibus Agreement dated March 1, 2015 among Valero Energy Corporation, Valero Marketing and Supply Company, Valero Terminaling and Distribution Company, The Premcor Refining Group Inc., The Premcor Pipeline Co., Valero Energy Partners LP, Valero Energy Partners GP LLC, Valero Partners Operating Co. LLC, Valero Partners EP, LLC, Valero Partners Lucas, LLC, Valero Partners Memphis, LLC, Valero Partners North Texas, LLC, Valero Partners South Texas, LLC, Valero Partners Wynnewood, LLC, Valero Partners Louisiana, LLC and Valero Partners Houston, LLC, (the “Amended Schedules”). This letter agreement (“Letter Agreement”) is intended to supplement the Amended Schedules. Any capitalized terms not otherwise defined in this Letter Agreement shall have the same meaning as contained in the Amended Schedules. To the extent a term set out in this Letter Agreement is inconsistent with a term set out in the Amended Schedules the term in this Letter Agreement shall control.

Schedule A of the Amended Schedules designates certain Houston Tanks as “Schedule A Tanks”. The Parties inadvertently failed to designate Houston Tank 506 as one of the “Schedule A Tanks” on Schedule A of the Amended Schedules and by this Letter Agreement desire to include and designate Houston Tank 506 as one of the Schedule A Tanks.

The Parties agree that Houston Tank 506 is hereby designated as one of the Schedule A Tanks and Paragraph 2(a) on Schedule A of the Amended Schedules is hereby amended to include Houston Tank 506 as one of the Schedule A Tanks.

The Parties hereby acknowledge their acceptance of and agreement with the terms and conditions of this Letter Agreement by signing in the respective space provided below.

AGREED AND ACCEPTED:
VALERO ENERGY CORPORATION	VALERO MARKETING AND SUPPLY
COMPANY

By: /s/ R. Lane Riggs	By: /s/ R. Lane Riggs
Name: R. Lane Riggs	Name: R. Lane Riggs
Title: Executive Vice President - Refining Operations	Title: Executive Vice President
and Engineering

VALERO TERMINALING AND DISTRIBUTION	THE PREMCOR REFINING GROUP INC.
COMPANY

By: /s/ R. Lane Riggs	By: /s/ R. Lane Riggs
Name: R. Lane Riggs	Name: R. Lane Riggs
Title: Executive Vice President	Title: Executive Vice President

THE PREMCOR PIPELINE CO.	VALERO ENERGY PARTNERS LP
By: Valero Energy Partners GP LLC, its general
partner
By: /s/ R. Lane Riggs
Name: R. Lane Riggs	By: /s/ Richard F. Lashway
Title: Executive Vice President	Name: Richard F. Lashway
Title: President and Chief Operating Officer

VALERO ENERGY PARTNERS GP LLC	VALERO PARTNERS OPERATING CO. LLC

By: /s/ Richard F. Lashway	By: /s/ Richard F. Lashway
Name: Richard F. Lashway	Name: Richard F. Lashway
Title: President and Chief Operating Officer	Title: President and Chief Operating Officer

VALERO PARTNERS EP, LLC	VALERO PARTNERS LUCAS, LLC

By: /s/ Richard F. Lashway	By: /s/ Richard F. Lashway
Name: Richard F. Lashway	Name: Richard F. Lashway
Title: President and Chief Operating Officer	Title: President and Chief Operating Officer

VALERO PARTNERS MEMPHIS, LLC	VALERO PARTNERS NORTH TEXAS, LLC

By: /s/ Richard F. Lashway	By: /s/ Richard F. Lashway
Name: Richard F. Lashway	Name: Richard F. Lashway
Title: President and Chief Operating Officer	Title: President and Chief Operating Officer

VALERO PARTNERS SOUTH TEXAS, LLC	VALERO PARTNERS WYNNEWOOD, LLC

By: /s/ Richard F. Lashway	By: /s/ Richard F. Lashway
Name: Richard F. Lashway	Name: Richard F. Lashway
Title: President and Chief Operating Officer	Title: President and Chief Operating Officer

VALERO PARTNERS LOUISIANA, LLC	VALERO PARTNERS HOUSTON, LLC

By: /s/ Richard F. Lashway	By: /s/ Richard F. Lashway
Name: Richard F. Lashway	Name: Richard F. Lashway
Title: President and Chief Operating Officer	Title: President and Chief Operating Officer